SUPPLEMENT TO FIDELITY'S TARGETED
INTERNATIONAL EQUITY FUNDS
DECEMBER 30, 1997 PROSPECTUS
   The following information replaces similar information found in the "Charter" section on page P-29:
   Alexandra Edzard is manager of Germany and France, which she has managed since September 1996 and May 1998, respectively. Ms. Edzard joined Fidelity International, Limited as an analyst in 1994. Previously, she was an investment officer for Deutsche Bank AG, in London, from 1991 to 1994.

FISCAL YEARS ENDED OCTOBER 31  AVERAGE ANNUAL TOTAL RETURNS  CUMULATIVE TOTAL RETURNS



<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "1X7" IS TOO WIDE!
TABLE WIDTH IS 137 CHARACTERS.


                                   PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND    PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND

HONG KONG AND CHINA FUNDG           -13.36%       N/A             6.06%           -13.36%       N/A              12.48%

HONG KONG AND CHINA FUND
(LOAD ADJ.A)                        -15.96%       N/A             4.45%           -15.96%       N/A              9.11%

HANG SENG INDEX                     -12.53%       N/A             7.26%           -12.53%       N/A              15.05%


The following information replaces similar information found in the "Performance" section on page P-25:
YEAR-BY-YEAR TOTAL RETURNS

CALENDAR YEARS                                                         1996

HONG KONG AND CHINA FUND                                               40.99%

HANG SENG INDEX                                                        37.50%

CONSUMER PRICE INDEX                                                   3.32%


The following information replaces similar information found in t   he
    "Performance" section on page P-28:
(small solid bullet) Southeast Asia Fund is compared to the Lipper Pacific ex-Japan Funds Average, which reflects the performance of 76 funds investing in the Pacific region excluding Japan.